FINANCIAL ASSETS (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Current:
Marketable securities	$ 101	$ 286
Foreign currency forward contracts	12	45
Interest rate swaps	107	79
Loans and receivables	119	94
Other financial assets	173	165
Total current	512	669
Non-current:
Marketable securities	84	136
Foreign currency forward contracts	11	32
Interest rate swaps	148	155
Loans and receivables	109	154
Other financial assets	141	249
Total non-current	$ 493	$ 726